Exhibit 10.1
SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of January 6, 2009 (the “Amendment Date”), by and between WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as Congress Financial Corporation (Southwest), a Texas corporation) (“Lender”), and SUPPLIES DISTRIBUTORS, INC., a Delaware corporation (“Borrower”).
RECITALS
     WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of March 29, 2002, as amended by each of the following (as so amended, the “Loan Agreement”): (a) the First Amendment to Loan and Security Agreement dated as of April 20, 2004; (b) the Second Amendment to Loan and Security Agreement dated as of December 21, 2004; (c) the Third Amendment to Loan and Security Agreement dated as of June 24, 2005; (d) the Fourth Amendment to the Loan and Security Agreement dated as of April 17, 2006; and (e) the Fifth Amendment to the Loan and Security Agreement dated as of March 28, 2007.
     WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner provided below.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, do hereby amend the Loan Agreement as follows.
AGREEMENT
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended by this Amendment.
ARTICLE II
AMENDMENTS TO THE LOAN AGREEMENT
     Effective as of the Amendment Date, the Loan Agreement is hereby amended and supplemented as follows:
     2.01 Amendment to definition of “Interest Rate”. Clause (a) of the definition of “Interest Rate” contained in Section 1.1 of the Loan Agreement shall be deleted in its entirety and the following new clause (a) shall be substituted therefor:
Sixth Amendment to Loan and Security Agreement

     “‘Interest Rate’ shall mean,
     (a) Subject to clause (b) of this definition below:
     (i) as to Prime Rate Loans, a rate per annum equal to the greater of (x) three percent (3.00%) or (y) sum of the “Applicable Prime Rate Margin” if the average Excess Availability for the immediately preceding four (4) fiscal quarters for the Borrower is at or within the amounts indicated for such percentage (set forth below), plus the Prime Rate,
     (ii) as to Eurodollar Rate Loans, a rate per annum equal to the greater of (x) three percent (3.00%) or (y) the sum of the corresponding “Applicable Eurodollar Rate Margin” if the average Excess Availability for the immediately preceding four (4) fiscal quarters is at or within the amounts indicated for such percentage (set forth below), plus the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower).

			Applicable
		Applicable Prime	Eurodollar
Pricing Level	Excess Availability	Rate Margin	Rate Margin
I	$3,000,001 or more	0.25%	2.50%
II	$1,000,000 to
	$3,000,000	0.50%	2.75%
III	less than $1,000,000	0.75%	3.00%
Any increase or decrease in the Interest Rate resulting from a change in average Excess Availability for the immediately preceding four (4) fiscal quarters shall become effective as of the first Business Day immediately following the end of a fiscal quarter of Borrower; provided, however, that if average Excess Availability for the immediately preceding four (4) fiscal quarters cannot be determined, Pricing Level III shall apply as of the first Business Day immediately following the end of a fiscal quarter of Borrower until such time as average Excess Availability is determined. In addition, at all times (i) either (A) during the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) during the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as
Sixth Amendment to Loan and Security Agreement

determined by Lender and (ii) when the Revolving Loans are outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default), Pricing Level III shall apply.”
     2.02 Amendment to Section 3.3. Section 3.3 of the Loan Agreement shall be deleted in its entirety and the following shall be substituted therefor:
     “Servicing Fee. Borrower shall pay to Lender quarterly, a servicing fee in an amount equal to $1,500 in respect of Lender’s services for each fiscal quarter (or part thereof) while the Loan Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the first day of every fiscal quarter hereafter.”
     2.03 Amendment to Section 3.4. Section 3.4 of the Loan Agreement shall be deleted in its entirety and the following shall be substituted therefor:
     “Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal to three-eighths of one percent (0.375%) per annum calculated upon the amount by which $17,500,000 exceeds the average daily principal balance of the outstanding Revolving Loans during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.”
     2.04 Amendment to Section 9.9. The amount “$5,000,000” contained in Section 9.9(g) of the Loan Agreement shall be deleted and the amount “$4,250,000” shall be substituted therefor.
     2.05 Amendment to Section 9.11(c). Subsection (c) of Section 9.11 shall be deleted in its entirety and the following new subsection (c) shall be substituted therefor:
“(c) the aggregate amount of all such dividends does not exceed (i) $1,500,000 per year, plus (ii) an amount equal to any cash dividends received by Borrower from Business Supplies Distributors Europe BV, plus (iii) an amount equal to any cash dividends received by Borrower from Supplies Distributors SA, plus (iv) an amount equal to any cash dividends received by Borrower from Supplies Canada.”
     2.06 Amendment to Section 9.16(f). The amount “$850.00” contained in Section 9.16(f) of the Loan Agreement shall be deleted and the amount “$1,000” shall be substituted therefor.
     2.07 Amendment to Section 12.1. Amendment to Section 12.1(a)(i) of the Loan Agreement. Effective as of the date hereof, Section 12.1(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:
Sixth Amendment to Loan and Security Agreement

     “(i) March 29, 2011, or”
ARTICLE III.
NO WAIVER
     3.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a “Loan Document” and collectively referred to as the “Loan Documents”), this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.
ARTICLE IV.
CONDITIONS PRECEDENT
     4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in a manner satisfactory to Lender, unless specifically waived in writing by Lender:
     (a) Lender shall have received a closing fee the amount of $20,000, which shall be fully earned and payable on the Amendment Date.
     (b) Lender shall have received, in form and substance satisfactory to Lender in its sole discretion, (i) this Amendment, duly executed by Borrower and each of the attached Consent, Ratification and Releases duly executed by the Guarantors, and (ii)  such additional documents, instruments and information as Lender or its legal counsel may request;
     (c) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;
     (d) No default shall have occurred under the Loan Agreement and be continuing and no default shall exist under the Loan Agreement unless such default has been specifically waived in writing by Lender; and
     (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, K&L Gates LLP.
ARTICLE V.
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall
Sixth Amendment to Loan and Security Agreement

modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and Lender agree that the Loan Agreement, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent any such representation or warranty is by its terms expressly limited to a certain date or dates, in which case it remains true, accurate and correct as of such date or dates and except as otherwise disclosed to Lender pursuant to the Loan Documents prior to the date hereof), (iii) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Borrower has not amended its Articles of Incorporation or Bylaws since the Closing Date of the Loan Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender’s legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender’s legal counsel.
     6.04 Severability. Any provision of this Amendment held by a court of competent
Sixth Amendment to Loan and Security Agreement

jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.
     6.05 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     6.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.08 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     6.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.10 NO ORAL AGREEMENTS. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE
Sixth Amendment to Loan and Security Agreement

THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]
Sixth Amendment to Loan and Security Agreement

     IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower and Lender to be effective as of the date first above written.

LENDER:	BORROWER:

WACHOVIA BANK, NATIONAL ASSOCIATION	SUPPLIES DISTRIBUTORS, INC.,

By:	By:
Name:	Name:
Title:	Title:

Address:	Chief Executive Office:

5001 LBJ Freeway, Suite 1050	500 North Central Expressway, 5th Floor
Dallas, Texas 75244	Plano, Texas 75074
Signature Page to Sixth Amendment to Loan and Security Agreement

CONSENT, RATIFICATION AND RELEASE
     Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Secured Guarantee dated March 29, 2002 and that certain General Security Agreement dated March 29, 2002 each as amended from time to time and as executed by the undersigned for the benefit of Lender (the “Guaranty Documents”), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under such documents, that the undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

PRIORITY FULFILLMENT SERVICES, INC.

By:
Name:
Title:

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC

By:
Name:
Title:

Consent, Ratification and Release attached to Sixth Amendment to Loan and Security Agreement

CONSENT, RATIFICATION AND RELEASE
     The undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guarantee dated March 29, 2002 as amended from time to time and as executed by the undersigned for the benefit of Lender (the “Guaranty Documents”), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under such documents, that the undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

PFSWEB, INC.

By:
Name:
Title:

Consent, Ratification and Release attached to Sixth Amendment to Loan and Security Agreement